Exhibit 10.18

GUARANTY AGREEMENT

NOTICE: THIS DOCUMENT CONTAINS A WAIVER OF TRIAL BY JURY

This GUARANTY AGREEMENT dated as of November 22, 2024, is made by WELLGISTICS HEALTH, INC. (formerly DANAM HEALTH, INC.), a Delaware corporation (“Guarantor”), in favor of Marco Capital, Inc., a Delaware corporation (“Lender”), to induce Lender to extend financial accommodations to Debtor (as hereinafter defined).

FOR GOOD AND VALUABLE CONSIDERATION, Guarantor irrevocably and unconditionally undertakes and agrees for the benefit of Lender as follows:

AGREEMENT

1.	Definitions and Construction. As used herein the following terms have the following respective meanings:

1.1.	“Agreement” means this Guaranty Agreement and all permitted amendments hereto or renewals hereof.

1.2.	“Bankruptcy Code” means Title 11 of the United States Code.

1.3.	“Chosen State” means New York.

1.4.	Reserved.

1.5.	“Credit Documents” means that certain Loan and Security Agreement dated on or around the date hereof, between Lender and Debtor (“Loan Agreement”), and all documents executed in connection therewith, including, without limitation, all guarantees, and all permitted amendments or renewals to or of any of the foregoing.

1.6.	“Debtor” means WELLGISTICS, LLC, a Florida limited liability company, and all successors-in-interest of such Person by operation of law or otherwise, including any Trustee (as defined in the Bankruptcy Code), and any successor-in-interest arising out of any merger or reorganization involving such Person, whether such Person is the surviving or disappearing Persons.

1.7.	“Default” or “Event of Default” means any default or event of default under any Credit Document, including any event or occurrence that, with the giving of notice or the lapse of time, would constitute such an event of default.

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1.8.	“Guaranteed Obligations” means all obligations, indebtedness, and liabilities of Debtor of every kind and character owed to Lender, including, but not limited to, those arising directly or indirectly out of or in connection with any Credit Document (including fees, discounts and interest that, but for the filing of a petition under the Bankruptcy Code with respect to Debtor, would have accrued), costs, expenses, premiums, charges, attorneys’ fees, whether heretofore or hereafter made, whether or not now due, whether absolute or contingent, whether liquidated or unliquidated, whether evidenced or not in writing, whether renewed, replaced, modified or extended, and whether made, incurred, or created before or after any entry of an order for relief with respect to Debtor in a case under the Bankruptcy Code.

1.9.	“Guarantor” has the meaning as set forth in the introduction hereto.

1.10.	“Lender” has the meaning as set forth in the introduction hereto.

1.11.	“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, or governmental authority.

Capitalized terms not defined herein shall have the meaning as ascribed in the Loan Agreement or the Bankruptcy Code, as applicable.

2.	Guaranty by Guarantor.

2.1.	Promise to Pay and Perform. Guarantor unconditionally and irrevocably guarantees to Lender the prompt payment and performance of the Guaranteed Obligations when and as the same shall become due and payable whether or not the Guaranteed Obligations are found to be invalid, illegal or unenforceable, it being Guarantor’s intent that Guarantor’s guaranty is a guaranty of payment and not a guaranty of collection. If Debtor fails to pay or perform any Guaranteed Obligation on or before the date when due (whether at stipulated or any accelerated or earlier date of maturity (including the date of any required prepayment)), Guarantor shall unconditionally and immediately make such payment or render such performance upon written demand therefor by Lender.

2.2.	Cumulative Obligations. The obligations of Guarantor hereunder are in addition to any other obligations of Guarantor under any other guaranties of the indebtedness or other obligations of Debtor or any other Person at any time given to Lender. This Agreement shall not affect or invalidate any such other guaranties.

2.3.	Continuing Guaranty. This Agreement is a continuing guaranty and shall remain in full force and effect notwithstanding the fact that, at any particular time, no Guaranteed Obligations may be outstanding. The Agreement and the guaranty granted herein is irrevocable, absolute, continuing, unconditional and general without any limitation. This Guaranty is unlimited in amount.

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2.4.	Obligations Independent. The obligations of Guarantor are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such obligations, irrespective of whether any action is brought against the Debtor or whether the Debtor is joined in any such action or actions. Guarantor understands that Lender can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

3.	Payments

3.1.	Nature and Application of Payments. Lender may apply any payment with respect to the Guaranteed Obligations or any other amounts due hereunder in such order as Lender shall in its sole and absolute discretion determine, irrespective of any contrary instructions received from any other Person.

3.2.	Indefeasible Payment; Revival. If any portion of any payment to Lender is set aside and repaid by Lender for any reason after being made by Guarantor, the amount so set aside shall be revived as a Guaranteed Obligation and Guarantor shall be liable for the full amount Lender is required to repay plus all costs and expenses (including attorneys’ fees, costs, and expenses) incurred by Lender in connection therewith.

4.	Reserved.

5.	Reserved.

6.	Reserved.

7.	Representations, Warranties, and Covenants. Guarantor represents and warrants as follows (which representations and warranties shall be true, correct, and complete at all times):

7.1.	This Agreement is not made by Guarantor in reliance on any representation or warranty, express or implied, by Lender concerning the financial condition of Debtor, the nature, value, or extent of any security for the Guaranteed Obligations, or any other matter, and no promises have been made to Guarantor by any person, including, without limitation, Lender, to induce Guarantor to enter into this Agreement, except as set forth in this Agreement. Guarantor is presently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor has reviewed the Loan Agreement and any other Credit Documents.

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7.2.	The consideration given or provided, or to be given or provided, by Lender in connection with this Agreement is adequate and satisfactory in all respects, and represents reasonably equivalent value, to support this Agreement and Guarantor’s obligations hereunder.

7.3.	Guarantor shall keep informed of Debtor’s financial condition, the status of any guarantors or of any security for the Guaranteed Obligations, and all other circumstances that bear upon the risk of nonpayment of the Guaranteed Obligations.

7.4.	Guarantor shall, from time to time, at the expense of Guarantor, promptly execute and deliver all further documents and take all further action that may be necessary, or that Lender may reasonably request, to enable Lender to exercise and enforce its rights and remedies hereunder.

7.5.	Guarantor is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of Guarantor’s incorporation; and (b) has the power and authority and all governmental licenses, authorizations, consents, and approvals to execute, deliver, and perform Guarantor’s obligations under this Agreement.

7.6.	This Agreement has been authorized by all necessary corporate action by Guarantor, and does not and will not: (a) contravene the terms of Guarantor’s organization documents; (b) conflict with or result in any breach or contravention of, any contractual obligation to which Guarantor is a party or any order, injunction, writ, or decree of any governmental authority to which Guarantor or Guarantor’s properties are subject; or (c) violate any law, rule, or regulation of any governmental authority.

7.7.	This Agreement constitutes the legal, valid, and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms.

7.8.	There are no actions, suits, proceedings, claims, or disputes pending, or, to the best knowledge of Guarantor, threatened or contemplated, at law, in equity, in arbitration, or before any governmental authority, against Guarantor or any of Guarantor’s properties which purport to affect or pertain to this Agreement, any of the other Credit Documents, or any of the transactions contemplated hereby or thereby.

8.	Modifications to Credit Documents and Guaranteed Obligations. Without notice to Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to any Credit Document otherwise with respect to the Guaranteed Obligations or may grant other indulgences to Debtor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any document evidencing a Guaranteed Obligation or otherwise with respect to the Guaranteed Obligations, or may, by action or inaction, release or substitute any guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations, or any portion thereof.

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9.	General Provisions

9.1.	Notice

9.1.1.	All notices required to be given to Guarantor shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party; or (iii) actual receipt by such party or an employee or agent of such party.

9.1.2.	All notices to Lender hereunder shall be deemed given upon actual receipt by a responsible officer of Lender.

9.1.3.	For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such party may in writing hereafter indicate:

Guarantor

Address: 3000 Bayport Drive, Suite 950, Tampa, FL 33607

Attn: Vishnu Balu; Timothy Canning

Email address: vishnu@danamhealth.com; tcanning@danamhealth.com

Lender

Address: 936 SW 1st Ave, #306, Miami, FL 33130

Attn: Peter D. Spradling

Email address: peter@marcofi.com

9.2.	Amendments, Waivers, and Consents. Neither this Agreement nor any provisions hereof may be changed, waived, discharged, or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

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9.3.	No Waiver; Cumulative Nature of Remedies. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by Lender of any breach or default by Guarantor hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Lender hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have. Any waiver, permit, consent or approval by Lender of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

10.	Attorneys’ Fees. Whether or not suit be instituted, Guarantor agrees to pay reasonable attorney’s fees (including the fees and expenses of Lender in-house counsel) and all other costs and expenses incurred by Lender in enforcing this Agreement and in any action or proceedings arising out of or relating to this Agreement. Such attorneys’ fees shall be based upon the reasonable rates of Lender attorneys, and not based upon a percentage of the Guaranteed Obligations.

11.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.	Certain Waivers by Guarantor. GUARANTOR MAKES THE FOLLOWING WAIVERS WITH FULL KNOWLEDGE AND UNDERSTANDING THAT SUCH WAIVERS, IF NOT SO MADE, MIGHT OTHERWISE RESULT IN GUARANTOR BEING ABLE TO AVOID OR LIMIT GUARANTOR’S LIABILITY HEREUNDER EITHER IN WHOLE OR IN PART.

12.1.	Revocation

12.1.1.	Guarantor waives any right to revoke this Agreement as to future Guaranteed Obligations.

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12.1.2.	If, contrary to the express intent of this Agreement, any such revocation is effective notwithstanding the foregoing waiver: (a) no such revocation shall be effective until written notice thereof has been received by Lender; (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a commitment by Lender which is, or is believed in good faith by Lender to be, in existence on the date of such revocation; (d) no payment by any other Person, or from any other source, prior to the date of such revocation shall reduce the obligations of Guarantor hereunder; and (e) any payment by Debtor or from any source other than Guarantor, subsequent to the date of such revocation, may, at the option of Lender be first be applied to that portion of the Guaranteed Obligations as to which the revocation by Guarantor is effective and, to the extent so applied, shall not reduce the obligations of Guarantor hereunder.

12.2.	Defenses of Debtor. GUARANTOR ABSOLUTELY, UNCONDITIONALLY, KNOWINGLY, AND EXPRESSLY WAIVES ANY AND ALL SURETYSHIP DEFENSES, WHETHER ARISING BY CONTRACT, STATUTE, OR BY OPERATION OF LAW.

12.3.	Other waivers.

12.3.1.	Guarantor’s obligations shall not be released, impaired or affected in any way by any of the following: (i) any bankruptcy, reorganization or insolvency under any law of the Debtor or that of any other party, or by any action of a trustee in any such proceeding, (ii) any new agreements or obligations of Debtor or any other party with Lender, (iii) any adjustment, compromise or release of any Guaranteed Obligations of Debtor, by Lender or any other third party; (iv) the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Guaranteed Obligations, (v) any failure of Guarantor to receive notice of any intended disposition of such collateral, (vi) any fictitiousness, incorrectness, invalidity or unforceability, for any reason, of any instrument or other agreement which may evidence any Guaranteed Obligation, (vii) any composition, extension, stay or other statutory relief granted to Debtor including, without limitation, the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Debtor or any person in any way related to the Guaranteed Obligations or a part thereof or any collateral therefor, (viii) any change in form of organization, name, membership, or ownership of Debtor or Guarantor, (ix) any refusal or failure of Lender to any other person prior to the date hereof or hereafter to grant any credit accommodation to Debtor or Lender’s or any other party’s receipt of notice of such refusal or failure, (x) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Guaranteed Obligations, after any foreclosure sale of any collateral for the Guaranteed Obligations, (xi) any setoff, defense or counterclaim of Debtor with respect to the Guaranteed Obligations or otherwise arising, either directly or indirectly, in regard to the Guaranteed Obligations, or (xii) any other circumstance that might otherwise constitute a legal or equitable defense to Guarantor’s obligations under this Agreement.

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12.3.2.	Notwithstanding any other provision in this Agreement, Guarantor irrevocably waives, without notice, any right it may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of Lender) to seek contribution, indemnification or any other form of reimbursement from Debtor or any other obligor or guarantor of the Obligations for any disbursement made under this Agreement or otherwise.

12.3.3.	Guarantor further waives notice of acceptance hereof or of any transactions with Lender; presentment, protest or demand of any instrument and notice thereof; and forbearance or extension and any other notices and demands to which the undersigned may be entitled.

13.	Governing Law. This Agreement, and the construction, interpretation, and enforcement hereof, and the rights of Guarantor and Lender shall be determined under, governed by, and construed in accordance with the internal laws of the Chosen State.

14.	Jurisdiction and Venue. Any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Lender so elects, be instituted exclusively in the state and federal courts of Miami-Dade County, State of Florida, (“Acceptable Forum”), and each party agrees that the Acceptable Forum is convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forum, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the Chosen State or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Guarantor waives any right to oppose any motion or application made by Lender as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

15.	WAIVER OF TRIAL BY JURY. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (a) ARISING HEREUNDER, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of page intentionally left blank; Signatures page follows]

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IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

GUARANTOR:	WELLGISTICS HEALTH, INC. (formerly DANAM HEALTH, INC.), a Delaware corporation
By:

Print Name: Timothy James Canning
Title: CEO

ACKNOWLEDGED AND AGREED:

LENDER:	Marco Capital, Inc., a Delaware corporation
By:

Print Name: Peter D. Spradling
Title: COO

DEBTOR:	WELLGISTICS, LLC, a Florida limited liability company
By:

Print Name: Brian Leonard Norton
Title: Manager

[Signature Page to Guaranty Agreement by WELLGISTICS HEALTH, INC.]

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IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

GUARANTOR:	WELLGISTICS HEALTH, INC. (formerly DANAM HEALTH, INC.), a Delaware corporation
By:

Print Name: Timothy James Canning
Title: CEO

ACKNOWLEDGED AND AGREED:

LENDER:	Marco Capital, Inc., a Delaware corporation
By:

Print Name: Peter D. Spradling
Title: COO

DEBTOR:	WELLGISTICS, LLC, a Florida limited liability company By:

Print Name: Brian Leonard Norton
Title: Manager

[Signature Page to Guaranty Agreement by WELLGISTICS HEALTH, INC.]

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IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

GUARANTOR:	WELLGISTICS HEALTH, INC. (formerly DANAM HEALTH, INC.),a Delaware corporation
By:

Print Name: Timothy James Canning
Title: CEO

ACKNOWLEDGED AND AGREED:

LENDER:	Marco Capital, Inc., a Delaware corporation
By:

Print Name: Peter D. Spradling
Title: COO

DEBTOR:	WELLGISTICS, LLC, a Florida limited liability company
By:

Print Name: Brian Leonard Norton
Title: Manager

[Signature Page to Guaranty Agreement by WELLGISTICS HEALTH, INC.]

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IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

GUARANTOR:	WELLGISTICS HEALTH, INC. (formerly DANAM HEALTH, INC.),a Delaware corporation
By:

Print Name: Timothy James Canning
Title: CEO

ACKNOWLEDGED AND AGREED:

LENDER:	Marco Capital, Inc., a Delaware corporation
By:

Print Name: Peter D. Spradling
Title: COO

DEBTOR:	WELLGISTICS, LLC, a Florida limited liability company By:

Print Name: Brian Leonard Norton
Title: Manager

[Signature Page to Guaranty Agreement by WELLGISTICS HEALTH, INC.]

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